Exhibit 99.2

INDEX TO CONSOLIDATED UNAUDITED FINANCIAL STATEMENTS

GL TRADE S.A.

GL TRADE S.A.

Consolidated statements of income

	Notes	Six months ended
€’000s		30 June 2008	30 June 2007
Revenue	(2)	108,208	94,264
Other operating income		3	484
Personnel costs	(3)	(54,207)	(48,724)
Depreciation, amortization and provisions		(2,301)	(1,905)
Other operating costs	(4)	(32,148)	(27,565)

Operating income before amortization of intangible assets resulting from business combinations		19,555	16,553
Amortization of intangible assets resulting from business combinations		(244)	(417)

Operating income		19,311	16,136

Interest on cash and cash equivalents		219	436
Other financial income		2,936	1,429
Cost of financial debt		(1,003)	(668)
Other financial costs		(4,119)	(1,490)

Net financial income (loss)	(5)	(1,967)	(292)
Share in income of associate companies		36	0

Profit before income tax		17,380	15,844

Income tax	(6)	(4,644)	(5,200)
Net income from discontinued operations		0	1,076

Net income		12,736	11,720

Attributable to
- Equity holders		12,702	11,687
- Minority interests		34	33

Net income in €		12,736	11,720

Earnings per share (attributable to holders of the parent company’s share)	(11)	1.32	1.22

The accompanying notes are an integral part of these consolidated financial statements.

GL TRADE S.A.

Statement of recognised income and expense

	Six months ended
€’000s	30 June 2008	30 June 2007
Translation differences	(2,735)	(1,356)
Actuarial differences	62	0

Total of income and costs recognized directly against equity	(2,673)	(1,356)
Profit for the period	12,736	11,720

Income and expense recognized during the period	10,063	10,364

Attributable to:
- Group Share	10,029	10,331
- Minority interests	34	33

The accompanying notes are an integral part of these consolidated financial statements.

GL TRADE SA

Consolidated balance sheet

		As at
€’000s	Notes	30 June 2008	31 December 2007
Property & equipment		6,276	6,771
Goodwill	(7) & (8)	116,801	131,183
Other intangible assets	(9)	5,816	4,890
Non-current financial assets		3,227	3,039
Investments accounted for under the equity method	(10)	2,705	0
Deferred tax assets	(12)	10,776	1,609

Non-current assets		145,601	147,492

Trade and other receivables		59,120	62,689
Current tax receivables		1,366	428
Current financial assets		0	438
Cash and cash equivalents		30,823	23,354

Current assets		91,309	86,909

Total assets		236,910	234,401

Share capital		293	293
Share premium		1,583	1,583
Reserves		47,924	39,093
Net income (attributable to the equity holders)		12,702	23,740

Shareholders’ equity (attributable to the equity holders)		62,502	64,709
Minority interests		1,031	997

Total equity		63,533	65,706

Non-current financial liabilities	(13)	20,659	27,609
Deferred tax liabilities	(14)	3,274	2,807
Retirement benefit obligation	(15)	3	19
Other non-current liabilities		0	2,899

Non-current liabilities		23,936	33,334

Current financial liabilities	(16)	27,777	22,997
Current tax liabilities	(17)	2,960	2,669
Trade payable and other debts	(17)	58,083	51,092
Provisions		616	636
Other current liabilities		60,005	57,967

Current liabilities		149,441	135,361

Total liabilities		173,377	168,695

Total liabilities and equity		236,910	234,401

The accompanying notes are an integral part of these consolidated financial statements.

GL TRADE SA

Consolidated statements of changes in shareholder’s equity

	Attributable to equity holders of the parent									Minority interests	Total Shareholders’ equity
€’000s	Share capital	Issue premium	Treasury shares	Stock option reserves	Actuarial differences	Hedging instrument reserves	Translation differences on foreign subsidiaries	Profit and retained earnings	Total
Equity at 1 January 2007	293	1,277	0	878	(169)	0	(1,523)	55,883	56,639	914	57,553
Change in 2007 equity

Translation difference on foreign subsidiaries							(1,355)		(1,355)		(1,355)
Other income and expense recognized directly in equity									0		0

Total items recognized directly in equity	0	0	0	0	0	0	(1,355)	0	(1,355)		(1,355)
Net income for the period								11,687	11,687	33	11,720

Total income and expense recognized in the period	0	0	0	0	0	0	(1,355)	11,687	10,332	33	10,365
Dividend payments								(10,568)	(10,568)		(10,568)
Repurchases and cancellations of treasury shares			(4)						(4)		(4)
Exercise of options		233							233		233
Hedging instruments						52			52		52

Equity at 30 June 2007	293	1,510	(4)	878	(169)	52	(2,878)	57,002	56,684	947	57,631

	Attributable to equity holders of the parent									Minority interests	Total Shareholders’ equity
€’ 000s	Share capital	Issue premium	Treasury shares	Stock option reserves	Actuarial differences	Hedging instrument reserves	Translation difference on foreign subsidiaries	Profit and retailed earnings	Total
Equity at 31 December 2007	293	1,583	(143)	1,004	(32)	54	(7,113)	69,063	64,709	997	65,706
Change in 2008 equity
Translation difference on foreign subsidiaries							(2,735)		(2,735)		(2,735)
Other income and expense recognized directly in equity					69				69		69

Total items recognized directly in equity	0	0	0	0	69	0	(2,735)	0	(2,666)		(2,666)
Net income for the period								12,702	12,702	34	12,736

Total income and expense recognized in the period	0	0	0	0	69	0	(2,735)	12,702	10,036	34	10,070
Dividend payments								(12,493)	(12,493)		(12,493)
Repurchases and cancellations of treasury shares			121					2	123		123
Exercise of options				134					134		134
Hedging instruments						(7)			(7)		(7)

Equity at 30 June 2008	293	1,583	(22)	1,138	37	47	(9,848)	69,274	62,502	1,031	63,533

The accompanying notes are an integral part of these consolidated financial statements.

GL TRADE SA

Consolidated statements of cash flows

	Six months ended
	30 June 2008	30 June 2007
€’000s	Continuing operations	Continuing operations	Discontinued operations	Continuing and Discontinued Operations
Net income	12,736	11,720		11,720

Add back depreciation, amortization and provisions	2,525	2,210		2,210
Add back changes in deferred taxes	755	161		161
Add back capital gains/(losses) on disposal	12	(846)		(846)
Add back share in profit of associated companies	(36)	0		0
Other non-cash items	226	80		80
Income tax expenses	3,889	4,842		4,842
Financial expenses	994	655		655

Cash flow from operations	21,101	18,822	0	18,822
Change in working capital used in operations	2,192	7,006		7,006
Income tax paid	(4,853)	(6,623)		(6,623)
Financial charges paid	(745)	(235)		(235)

Net cash provided/(used) by operating activities (A)	17,695	18,970	0	18,970

Acquisitions of fixed assets	(3,637)	(4,148)		(4,148)
Disposals of fixed assets	801	190		190
Short-term investments	0	0		0
Disposals of short-term investments	0	1,139		1,139
Acquisition of subsidiaries less cash acquired	(2,670)	(24,333)		(24,333)
Increase stakes in existing subsidiaries	(1,492)	0		0
Disposals of subsidiaries	0	0	(217)	(217)
Dividends from associated companies	0	0		0

Net cash provided/(used) by investing activities (B)	(6,998)	(27,152)	(217)	(27,369)

Dividends paid	0	0		0
Capital increase	0	233		233
Repurchase of own shares	(22)	(4)		(4)
Borrowings received	4,602	15,224		15,224
Repayments of borrowings	(7,008)	(3,255)		(3,255)

Net cash provided/(used) by financing activities (C)	(2,428)	12,198	0	12,198

Impact of changes in exchange rates (D)	(802)	(596)		(596)

Change in net cash (A)+(B)+(C)+(D)	7,467	3,423	(217)	3,206
Opening net cash	23,354	36,829		36,829

Closing net cash at 30 June 2008	30,823	40,252	(217)	40,035

The accompanying notes are an integral part of these consolidated financial statements.

GL TRADE S.A.

Notes to the unaudited consolidated financial statements

Accounting rules and methods

GL Trade SA is a company domiciled in France. The Company’s interim consolidated financial statements for the six months ended 30 June 2008 include the Company and its subsidiaries (together referred to as “the Group”) and the Group’s equity in associate or jointly controlled companies.

All the accounting rules and methods used by the Group are presented in the Group’s consolidated financial statements for the year ended 31 December 2007.

The Group’s consolidated financial statements for the year ended 31 December 2007 are available upon request from the Company’s registered offices at 42, rue Notre Dame des Victoires, 75002 Paris, or from the www.gltrade.com website.

Statement of compliance

The interim consolidated financial statements have been prepared in accordance with IAS 34, “Interim financial reporting”. They should be read in conjunction with the Group’s financial statements for the year ended 31 December 2007. The financial statements for the six months ended 30 June 2008 were prepared in accordance with the International Financial Reporting Standards (IFRS) as those used to prepare the full-year consolidated 2007 financial statements.

The interim consolidated financial statements were approved by the Board of Directors on 27 August 2008.

Basis of preparation

The interim consolidated financial statements are presented in thousands of euros. They are established on the basis of historical cost, with the exception of those assets and liabilities recorded at fair value, i.e. derivative financial instruments, financial instruments held for trading purposes and financial instruments classified as available for sale.

Non-current assets and groups of assets held for sale are measured at the lower of their carrying amount and fair value less costs to sell.

Estimates

The preparation of the interim consolidated financial statements requires management to exercise judgment, make estimates and use assumptions that affect the application of accounting policies and reported amounts of asset, liability, income and expense amounts. Actual values may differ from the estimated amounts.

For the preparation of the interim consolidated financial statements, methods used in the exercising of judgement by management in applying the Group’s accounting methods and the main sources of uncertainty regarding its estimates are identical to those described in the full-year consolidated financial statements for 2007.

Accounting methods have been applied in a uniform manner by all Group companies.

Note 1 - Scope of consolidation

At 30 June 2008, the scope of consolidation included the following companies:

	Head office	Holding company	30 June 2008		30 June 2007
Company			%	Method	%	Method
GL TRADE SA	France		Parent company		Parent company
GL MULTIMEDI@ SA	France	GL TRADE SA	82.01%	FC	82.01%	FC
GL TRADE LTD	UK	GL TRADE SA	100%	FC	100%	FC
GL TRADE AG	Germany	GL TRADE SA	100%	FC	100%	FC
GL TRADE BV	Netherlands	GL TRADE SA	100%	FC	100%	FC
GL TRADE IBERICA S.L.	Spain	GL TRADE SA	100%	FC	100%	FC
GL TRADE SUISSE SA (**) (***)	Switzerland	GL TRADE SA	100%	FC	100%	FC
GL TRADE BELGIUM SA	Belgium	GL TRADE SA	100%	FC	100%	FC
GLESIA SRL (*)	Italy	GL TRADE SA	100%	FC	100%	FC
GL TRADE AMERICAS INC (ex GL CONSULTANTS INC)	USA	GL TRADE HOLDINGS INC	100%	FC	100%	FC
GL TRADE SOLUTIONS PTE LTD	Singapore	GL TRADE SA	100%	FC	100%	FC
GL TRADE SYSTEMS LTD HK	Hong Kong	GL TRADE SA	100%	FC	100%	FC
GL TRADE AUSTRALIA PTY LTD	Australia	GL TRADE SA	100%	FC	100%	FC
GL TRADE JAPAN KK	Japan	GL TRADE SA	100%	FC	100%	FC
GL TRADE SOUTH AFRICA PTY LTD	South Africa	GL TRADE SA	100%	FC	100%	FC
GL SETTLE LTD	UK	GL TRADE SA	100%	FC	100%	FC
UBITRADE SA (****)	France	GL TRADE SA	Merged	FC	100%	FC
GL TRADE MENA SARL (ex UBITRADE MSP)	Tunisia	GL TRADE SA	100%	FC	100%	FC
UBITRADE OSI SARL	Tunisia	GL TRADE SA	100%	FC	100%	FC
GL SOFTWARE UNIPESSOAL LDA	Portugal	GL TRADE SA	100%	FC	100%	FC
GL SETTLE INC (ex OASIS)	USA	GL TRADE HOLDINGS INC	100%	FC	100%	FC
GL TRADE HOLDINGS INC	USA	GL TRADE SA	100%	FC	100%	FC
EMOS FUTURES LTD	UK	GL TRADE SA	In liquidation	FC	In liquidation	FC
GL TRADE OVERSEAS INC (ex NYFIX OVERSEAS INC)	USA	GL TRADE SA	100%	FC	100%	FC
GL Bilglsayar Hizmetleri Ticaret Ltd Sirketi	Turkey	GL TRADE SA	100%	FC	100%	FC
GL Trade Capital Market Solutions Inc. (ex FNX Limited Business Corporation)	USA	GL TRADE HOLDINGS INC	100%	FC	100%	FC
FNI (I), L.L.C	USA	GL Trade Capital Market Solutions Inc.	100%	FC	100%	FC
FNX (UK) LTD	UK	FNI (I), L.L.C	100%	FC	100%	FC
FNX, L.L.C.	USA	GL Trade Capital Market Solutions Inc.	100%	FC	100%	FC
FNX LTD, Mauritius	Mauritius	GL Trade Capital Market Solutions Inc.	100%	FC	100%	FC
Prismlight Pte Ltd	Singapore	FNX LTD, Mauritius	100%	FC	100%	FC
FNX Solutions (Thailand) Co., Ltd Juristinc Person, Limited Company	Thailand	GL Trade Capital Market Solutions Inc.	100%	FC	100%	FC
FNX (Thailand) Co., Ltd Juristinc Person, Limited Company	Thailand	GL Trade Capital Market Solutions Inc.	100%	FC	100%	FC
FNX India Software Private Limited	India	GL Trade Capital Market Solutions Inc.	100%	FC	100%	FC
GL TRADE TUNISIA SARL	Tunisia	GL TRADE SA	100%	FC	100%	FC
INFOTEC SA (***)	Switzerland	GL TRADE SA	Merged	FC
IFIS INFOTEC FRANCE Sarl	France	GL TRADE SUISSE SA	100%	FC
INFOTEC (Deutchland) GmbH	Germany	GL TRADE SUISSE SA	100%	FC
INFOTEC FINANCIAL (UK) LIMITED	UK	GL TRADE SUISSE SA	100%	FC
IFIS INFOTEC (USA) INC.	USA	GL TRADE SUISSE SA	100%	FC
GL TRADE SOFTWARE DOO BELGRADE LLC	Serbia	GL TRADE SA	100%	FC
DECISION SOFTWARE INC.	USA	GL TRADE HOLDINGS INC	100%	FC
NEXFI SAS	France	GL TRADE SA	30%	EQ

(*)	Legally 51% owned by GL Trade SA w/o application of IAS 32 and 39
(**)	Legally 93.054% owned by GL Trade SA w/o application of IAS 32 and 39
(***)	Merger of GL Trade Scweiz AG with Infotec SA at 30 Sept. 2007
(****)	Merger of GL Trade SA and Ubitrade SA at 28 January 2008

FC: full consolidation EQ: equity method

The Company has not carried out any securitization transactions or created any special-purpose entities.

Changes in the scope of consolidation

•	On 28 January 2008, UBITRADE SA was wound up without being liquidated, and all its assets and liabilities were transferred to its only shareholder, namely GL Trade SA.

•	During February 2008, the GL Trade SA group acquired 30% of the share capital of NEXFI, a company having its registered office in France.

Foreign currency translation

The exchange rates used at 30 June 2008 were as follows:

Currencies	Average euro exchange rate	Closing euro exchange rate
1 AUD	0.60441	0.61084
1 CHF	0.62270	0.62282
1 GBP	1.28988	1.26223
1 HKD	0.08378	0.08134
1 INR	0.01605	0.01478
1 JPY	0.00623	0.00601
1 MUR	0.02414	0.02327
1 SGD	0.47100	0.46629
1 THB	0.02062	0.01896
1 TND	0.55235	0.54474
1 TRY	0.52920	0.51752
1 USD	0.65322	0.63436
1 ZAR	0.08515	0.08102

Note 2 - Revenue

The comparable structure figures are calculated by excluding revenue from companies in the FNX, INFOTEC and DECISION SOFTWARE Inc. groups. INFOTEC and DECISION SOFTWARE Inc. were acquired during the second half of 2007. The FNX group, which was acquired on 28 February 2007, was not included in comparatives at comparable structure.

Revenue at constant exchange rates is calculated using June 2007 exchange rates.

•	Revenue by business line and by region at constant exchange rates and at a comparable structure

€’000s	Six months ended 30 June 2008	Six months ended 30 June 2007	2008/2007	At constant exch. rates & Like-for- Like
Trading Solutions and Client Connectivity BL	70,550	70,831	(0)%	5%
France	14,195	13,241	7%	7%
UK	12,925	14,872	(13)%	(0)%
Emea	21,829	22,182	(2)%	(1)%
Asia	15,034	11,770	28%	36%
USA	6,567	8,766	(25)%	(14)%

Post Trade Derivatives BL	16,036	11,931	34%	45%
France	4,819	3,875	24%	25%
UK	4,722	2,635	79%	106%
Emea	1,815	1,421	28%	28%
Asia	1,391	884	57%	63%
USA	3,289	3,116	6%	22%

Capital Market Solutions BL	7,916	7,905	0%	(10)%
France	1,786	2,158	(17)%	(2)%
UK	324	213	52%	0%
Emea	16	23	(30)%	0%
Asia	1,665	1,176	42%	0%
USA	4,125	4,335	(5)%	23%

Post Trade Securities BL	3,968	3,597	10%	23%
France	43	0	0%	0%
UK	2,812	3,280	(14)%	(2)%
Emea	473	110	330%	329%
Asia	665	207	221%	251%
USA	(25)	0	n/a	n/a

Information Services BL	7,645	n/a	n/a	n/a
France	130	n/a	n/a	n/a
UK	549	n/a	n/a	n/a
Emea	6,966	n/a	n/a	n/a
Asia	0	n/a	n/a	n/a
USA	0	n/a	n/a	n/a

Decision Software	2,093	n/a	n/a	n/a
France	0	n/a	n/a	n/a
UK	0	n/a	n/a	n/a
Emea	0	n/a	n/a	n/a
Asia	0	n/a	n/a	n/a
USA	2,093	n/a	n/a	n/a

Total turnover	108,208	94,264	15%	10%

Note 3 - Personnel costs

•	Analysis of headcount by region

	Six months ended 30 June 2008	Six months ended 30 June 2007	Change in scope of consolidation	Like-for-Like	% change Like-for-Like	% change at current scope
France	463	454	0	463	2%	2%
UK	201	207	2	199	(4)%	(3)%
Emea	373	296	41	332	12%	26%
Asia	189	172	0	189	10%	10%
US	200	194	14	186	(4)%	3%

Total	1,426	1,323	57	1,369	3%	8%

Personnel costs are the Group’s largest cost item and accounted for 50.1% of the consolidated revenue as opposed to 51.7% in 2007.

The Group continues its efforts to reduce its personnel costs in conjunction with revenue.

€’000s	Six months ended 30 June 2008	Six months ended 30 June 2007
Fixed remuneration	34,952	32,561
Variable remuneration*	7,845	5,694
Social charges	11,410	10,469

Total	54,207	48,724

*	Included in 2008 is a non-recurring bonus of €2.3m awarded to 20 or so Group managers.

Note 4 - Other operating costs

Other operating costs break down as follows:

	Six months ended
€’000s	Six months ended 30 June 2008	Six months ended 30 June 2007	% change 2008/2007
Telecommunication costs	3,373	2,918	16%
GL Net and ASP site hosting costs	1,675	1,767	(5)%
Acquisition of financial market information	7,973	3,888	105%
Outsourcing and distribution fees to SIA	997	1,405	(29)%
Outsourced consulting	282	114	148%
Purchase of equipment charged to clients	654	680	(4)%

Direct cost of sales	14,954	10,772	39%

Rent and service charges	5,340	4,812	11%
Travel and entertainment expenses	2,840	2,725	4%
Advertising, trade fairs, promotions	723	789	(8)%
Telephone	955	904	6%
Recruitment, accounting, audit and legal fees	3,267	3,407	(4)%
Temporary staff and IT outsourcing	1,316	1,545	(15)%
Maintenance	337	376	(10)%
Administrative supplies and minor items	530	370	43%
Insurance	390	391	(0)%
Taxes other than on income	1,006	1,012	(1)%
Other costs	490	462	6%

Total other costs	17,194	16,793	2%

Changes in the first half of 2008 came mainly from the increase in financial and stock market data procurement costs (up €4,085,000). This increase was attributable to the acquisition in July 2007 of the INFOTEC group specialized in the distribution of financial data.

Other expenses varied in proportion to revenue owing notably to the external growth transactions completed in 2007. The acquisitions of the INFOTEC group and of DECISION SOFTWARE Inc. were completed during the second half of 2007. Since the acquisition of the FNX group was completed on 28 February 2007, only four months of activity were included in the interim 2007 consolidated financial statements.

Note 5 - Net financial income (loss)

€’000s	Six months ended 30 June 2008	Six months ended 30 June 2007
Proceeds from sale of marketable securities and other income	219	436

Income from cash and cash equivalents (A)	219	436

Interest and similar charges	(1,003)	(668)

Cost of debt (B)	(1,003)	(668)

Foreign exchange losses	(3,233)	(1,450)
Other	(886)	(40)

Other financial costs (C)	(4,119)	(1,490)

Foreign exchange gains	2,602	1,400
Other	334	29

Other financial income (D)	2,936	1,429

Net financial income/(loss) (A) + (B) + (C) + (D)	(1,967)	(292)

Net financial income/(loss) in the first half of 2008 totalled (€1.967 million) versus (€0.292 million) in the year-earlier period.

Foreign exchange differences resulted in a loss for the Group of €631,000 in the first half of 2008, compared with a loss of €50,000 in the first half of 2007.

Cost of debt during the first half of 2008 exceeded those incurred in the first half of 2007 by €335,000 following the borrowings arranged in February and November 2007 in order to finance the Group’s external growth.

The Other financial costs item primarily reflects the dividends paid to minority shareholders in Glesia, which were accounted for under goodwill in the previous year.

Note 6 - Income tax

€’000s	Six months ended 30 June 2008	Six months ended 30 June 2007
Consolidated pre-tax income	17,380	15,844
Theoretical tax rate (underlying rate applicable to parent company)	34.43%	34.43%

Theoretical tax charge	5,974	5,455
Difference in foreign company tax rates	(1,514)	(311)
Unused/uncapitalised tax losses for the year	176	217
Use of uncapitalised tax loss carryforwards	(327)	0
Permanent differences	856	(278)
Research tax credits	(633)	0
Other	112	(80)

Actual tax charge	4,644	4,842

Effective tax rate	26.77%	32.82%

Note 7 - Goodwill

Company (€’000s)	31 December 2007	Opening adjustment	Acquisition	Earn-out	Put option	Goodwill allocation	Deferred tax	Increase/ Decrease	Foreign exchange differences	30 June 2008
GL TRADE LTD	3,227								(233)	2,994
GL TRADE AMERICAS INC.	9,834								(542)	9,292
GL MULTIMEDI@ SA	1,075									1,075
GL TRADE BV	2,632									2,632
GL TRADE JAPAN KK	4,306									4,306
GLESIA	9,464									9,464
GL SETTLE LTD	7,578									7,578
GL TRADE SYSTEMS LTD HK	8,285									8,285
UBITRADE SA	18,283									18,283
GL SETTLE INC.	2,302								(148)	2,154
EMOS SYSTEMS SAS	4,165								9	4,174
GL TRADE OVERSEAS INC.	8,060			(273)					(524)	7,262
FNX CORPORATION LTD	25,954	94		(1,496)			(3,313)		(1,580)	19,658
INFOTEC SA	18,041						(6,396)		550	12,195
DECISION SOFTWARE INC.	7,977								(528)	7,449

Total	131,183	94	0	(1,769)	0	0	(9,709)	0	(2,996)	116,801

GL TRADE OVERSEAS Inc.

The final earn-out payment to the former shareholders of GL OVERSEAS Inc. (previously NYFIX OVERSEAS Inc.) was made on 17 June 2008 amounting to US$2.296 million.

At 31 December 2007, the Group recognised US$2.714 million in respect of this earn-out payment.

FNX group

The GL TRADE group finalised its additional analysis concerning the allocation of the FNX goodwill to identifiable items separable from goodwill within the twelve-month period from the date of acquisition available under IFRS 3.

The goodwill value was impacted by an increase of US$143,000 following adjustments made to the opening balance sheet of the FNX group’s subsidiaries concerning current assets and a reduction of US$5.072 million deriving from the recognition of tax losses recognized prior to the acquisition of FNX LIMITED BUSINESS CORPORATION (see Note 12 on deferred tax assets).

In addition, the GL TRADE group revised its assumptions concerning the earn-out payment due to the former shareholders of the FNX group. It considers that no earn-out payment will have to be made and has recognised a reduction in goodwill of US$2.290 million.

INFOTEC group

The GL TRADE is currently carrying out additional analysis concerning the allocation of the INFOTEC goodwill to identifiable items separable from goodwill within the twelve-month period from the date of acquisition allowed under IFRS 3.

The goodwill value was impacted solely by the recognition of the tax losses recorded prior to the acquisition amounted by of CHF10.272 million (see Note 12 on deferred tax assets).

The assumptions concerning the measurement of the debt arising on the option to buy out minority shareholders were maintained, and the value recognised in goodwill stands at CHF4.239 million, which is identical to that recognised at 31 December 2007.

DECISION SOFTWARE Inc.

The acquisition of 100% of the shares in DECISION SOFTWARE Inc. on 16 November 2007 gave rise to the recognition of US$9.841 million in goodwill.

In parallel, the Group is conducting additional analyses to ensure that there are no other identifiable items separable from goodwill. Depending on the outcome, the value determined at 31 December 2007 may possibly be modified within the twelve-month period from the date of acquisition available under IFRS 3.

The acquisition agreement provides for an earn-out payment to be assessed based on projected revenue as at year-end 2008. At 31 December 2007, the Group set aside a provision for an earn-out payment of US$1.902 million. At 30 June 2008, this amount did not change.

Note 8 - Allocation of goodwill to the Cash-Generating Units

Goodwill allocated in €’000s	Trading Solutions & Client Connectivity	Post Trade Derivatives	Capital Market Solutions	Post Trade Securities	Information Services	Decision Software	Total
GL TRADE LTD		2,994					2,994
GL TRADE AMERICAS INC.	9,292						9,292
GL MULTIMEDI@ SA	1,075						1,075
GL TRADE BV	2,632						2,632
GL TRADE JAPAN KK	4,306						4,306
GLESIA	9,464						9,464
GL SETTLE LTD	2,173			5,405			7,578
GL TRADE SYSTEMS LTD HK	8,285						8,285
UBITRADE SA		13,750	4,533				18,283
GL SETTLE INC.			2,154				2,154
EMOS SYSTEMS SAS		4,174					4,174
GL TRADE OVERSEAS INC.	7,262						7,262
FNX CORPORATION LTD			19,658				19,658
INFOTEC SA					12,195		12,195
DECISION SOFTWARE INC.						7,449	7,449

Total	44,489	20,918	26,345	5,405	12,195	7,449	116,801

Impairment tests

Management did not find any indication of impairment in the goodwill recognised at 30 June 2008.

In accordance with IAS 36, the GL TRADE group did not conduct any impairment test as at 30 June 2008.

Note 9 - Other intangible assets

The €1 million increase in other intangible assets is primarily due to:

•	the net change of €0.8 million in development costs,

•	amortization of non-current assets arising from the allocation of goodwill, with a negative impact of €0.2 million,

•	the net change of €0.1 million in production start-up costs for SAP software, and

•	the remainder of €0.3 million, represents net acquisitions of office productivity and management software net of amortization.

Management did not identify any indication of impairment in the other intangible assets recognised at 30 June 2008.

In accordance with IAS 36, the GL TRADE group did not conduct any impairment test as at 30 June 2008.

Note 10 - Investments accounted for under the equity method

NEXFI

On 18 February 2008, GL TRADE SA acquired 30% of the shares in NEXFI for €2.670 million. The equity value was deducted from the value of the investment recognised according to the equity method at €162,000.

Note 11 - Earnings per share

	Six months ended	Six months ended
€’000s	30 June 2008	30 June 2007
Net income for the year (group share)	12,702	11,687

(A) Net income attributable to holders of ordinary shares	12,702	11,687

Opening number of ordinary shares in issue	9,610,261	9,601,221
Shares issued/(cancelled) during the period	0	6,320
Treasury shares	600	100

(B) Closing number of ordinary shares	9,609,661	9,607,641
Effect of options to issue	12,575	52,903

(C) Potential capital	9,622,236	9,660,544

(A)/(B) Earnings per share before dilution	1.32	1.22

At 30 June 2008, GL TRADE SA’s share capital stood at €293,056 divided into 9,610,261 fully paid shares belonging to a single category with a nominal value of €0.03.

Note 12 - Deferred tax assets

€’000s	As at 30 June 2008	As at 31 December 2007
Property and equipment	86	92
Tax loss carryforwards before acquisitions	9,309	102
Employee benefits	284	449
Provisions	47	63
Working capital items	1,050	903

Total	10,776	1,609

The Group recognised tax losses incurred prior to the acquisition of the FNX and INFOTEC groups in respective amounts of €3.217 million and €6.398 million in accordance with IAS 12.

When these tax losses are subsequently used, the Group will recognise a tax charge to neutralise the impact of these tax savings on the income statement. The assumptions used to measure these deferred tax assets were determined under a loss utilisation plan deemed to be the most likely at present.

Employee benefits comprise the tax on employee profit sharing and the employer contribution to be paid to French employees.

The deferred tax asset on Working Capital Requirements (WCR) items primarily comprise prepaid income and provisions for personnel costs in foreign subsidiaries.

Note 13 - Non-current financial liabilities

€’000s	As at 30 June 2008	As at 31 December 2007
Bank borrowings	13,200	17,700
Financial debts from option to buy out minority interests	7,459	9,909

Total	20,659	27,609

The assumptions used to measure the financial liabilities arising from the undertaking to buy out GLESIA are the same as those determined at 31 December 2007. An expense of €137,000 was recognised to take into account the discounting effect at 30 June 2008.

The financial debt representing the option to buy out the INFOTEC group’s minority interest was reclassified from non-current financial liabilities to current financial liabilities.

Note 14 - Deferred tax liabilities

€’000s	As at 30 June 2008	As at 31 December 2007
Intangible assets	1,633	1,419
Financial assets	67	0
Employee benefits	12	30
Provisions	1,102	1,092
Other	460	266

Total	3,274	2,807

Deferred tax liabilities on intangible assets comprise €1,328,000 from the capitalisation of R&D costs and €305,000 from the allocation of goodwill.

Of the deferred tax liabilities on provisions, €730,000 comprise the tax impact on the elimination of intercompany provisions for the INFOTEC group.

Note 15 - Employee benefits

In accordance with IAS 19 and Group policy the GL TRADE Group did not carry out an actuarial assessment as at 30 June 2008.

Note 16 - Current financial liabilities

€’000s	As at 30 June 2008	As at 31 December 2007
Bank borrowings	16,803	18,688
Financial debt from option to buy out minority interests	2,720	0
Other borrowings	8,254	4,309

Total	27,777	22,997

Bank borrowings represent outstanding borrowings repayable in less than one year.

During the first half of 2008, GL TRADE SA repaid its bank borrowings for an amount of €7 million, compared with €3.3 million during the first half of 2007. The Group arranged a €4 million borrowing from NYSE Euronext.

The GL TRADE group recognised under current financial liabilities its undertaking to buy out INFOTEC Group’s minority interest in accordance with IAS 32 § 23 and AG 29. The debt recognised at 30 June 2008 amounted to €2,720,000. This financial liability was valued at the exercise price of the option determined in line with contractually agreed criteria and represents the discounted fair value of the minority shareholders’ investment in the INFOTEC group.

The valuation assumptions are identical to those as at 31 December 2007. The change in liability was recognised through an adjustment to goodwill. A financial expense of €54,000 was recognised to take into account the discounting effect as at 30 June 2008.

Note 17 - Trade payables, other payables and current tax liabilities

€’000s	As at 30 June 2008	As at 31 December 2007
Trade payables	13,250	16,808
Current tax liabilities	2,960	2,669
Advances and deposits received	8,275	6,086
Social security contributions	16,551	17,475
Tax liabilities	5,010	6,953
Other liabilities	14,997	3,769

Total	61,043	53,761

Other liabilities include the €12,493,000 in dividend payments due to 11 July 2008. This item also includes an amount held in escrow and the earn-out payment due to DECISION SOFTWARE Inc’s shareholders which respectively amounts to €455,000 and €1,231,000.

Note 18 - Litigation

In September 2005, US company Trading Technologies (TT) confirmed its claim against GL TRADE SA and GL TRADE Americas Inc before the Illinois Court, accusing the companies of having included in their software elements that TT claims were protected by its US patents. This claim follows a dozen other claims launched against some of its competitors and clients.

The proceedings are ongoing. To date, the plaintiff’s demands have not been quantified. The GL TRADE SA group, created several years before TT, believes that it has substantial prior art that would be an important point in its defence. Accordingly, no provision was set aside to cover this claim in the financial statements at 30 June 2008.

The legal fees recognised in relation to this dispute in the first half of 2008 amounted to €401,000.

The Group has not identified any other unprovisioned risks, litigation or exceptional event liable to have an impact on the Group’s financial position.

Note 19 - Segment reporting

Primary segment reporting format: by business line

	Trading Solutions / Client Connectivity		Post Trade Derivatives		Post Trade Securities		Capital Market Solutions		Information Services		Decision Software		Total
€’000s	Jun-08	Jun-07	Jun-08	Jun-07	Jun-08	Jun-07	Jun-08	Jun-07	Jun-08	Jun-07	Jun-08	Jun-07	Jun-08	Jun-07
Income statement items

Revenue	70,549	70,831	16,036	11,931	3,968	3,597	7,916	7,905	7,645	n/a	2,093	n/a	108,208	94,264

Operating income (before amortisation of intangible assets created through business combinations)	13,150	13,649	5,806	2,589	871	371	-625	-56	-346	n/a	701	n/a	19,556	16,553
Percentage	18.6%	19.0%	36.2%	22.0%	21.9%	10.0%	-7.9%	-1.0%	-4.5%	n/a	33.5%	n/a	18.1%	17.6%

Note 20 - Related party information

At 30 June 2008, GL TRADE SA was 55.2% owned by Holding Financière Montmartre, in which the NYSE Euronext group owns a 57.77% stake. The NYSE Euronext group also directly owns an 8.2% stake in GL TRADE SA. The GL TRADE sub-group is fully consolidated by the NYSE Euronext group.

GL TRADE group’s ultimate parent company is NYSE Euronext, 11 Wall Street, New York, New York 10005.

The founders and current directors of the GL TRADE group, Messrs Gatignol, Laurent and Morin, own 42.23% of Holding Financière Montmartre.

GL TRADE Group: Related party transactions

	30 June 2008				30 June 2007
€’000s	Expense	Income	Loans	Borrowings	Expense	Income	Loans	Borrowings
Directors (1)
NYSE Euronext group (2) (3)	865			8,057	349	115
Holding Financière Montmartre		1		3		5
Logic Invest

Total	865	1	0	8,060	349	120	0	0

(1)	Excluding salary and director’s remuneration
(2)	Services provided as part of the normal business activities of the two entities.
(3)	Borrowings: a short-term (1 yr.) credit line for €10 million taken out in November 2007, with which GL TRADE can draw down and repay at its convenience. The terms and conditions of this credit line are comparable to those of the recent borrowings GL TRADE has contracted with its bankers.

Transactions between GL TRADE SA and its subsidiaries, which are related parties, were eliminated during the consolidation process and are not presented in this note.

Note 21 - Commitments

Covenants

•	Calyon and Crédit Lyonnais borrowings

Under the two loan agreements with CALYON and CRÉDIT LYONNAIS for an initial total of €22 million, GL TRADE SA gave undertakings to these two companies that for the durations of the agreements and until full repayment of the amounts due:

•

it would not grant nor allow to be granted by one or more of its major subsidiaries any lien or real or personal guarantee against any present or future borrowing without the prior agreement of the majority of the Banks and without granting to these lenders at the same time the same lien or guarantee having the same ranking and covering repayment of all amounts that might fall due under the loan agreement,

•	it would ensure that at the end of each financial year consolidated net debt shall be no more than:

•	one times net shareholders’ equity;

•	two times consolidated EBITDA (earnings before interest, tax, depreciation and amortisation).

•	HSBC borrowing

As a guarantee for the borrowing from HSBC France to finance the acquisition of the FNX Group, GL TRADE SA has pledged 30% of its shares in GL TRADE Holdings Inc., as collateral against the loan principal of €13 million.

In addition, GL TRADE SA undertook to maintain the ratio of total gross medium- and long-term debt and restated lease commitments to equity at less than 1 to 1, and the ratio of total gross medium- and long-term debt and restated lease commitments to EBITDA at less than 3 to 1.

•	SOCIÉTÉ GÉNÉRALE borrowing

Under the borrowing agreement contracted with SOCIÉTÉ GÉNÉRALE to finance the acquisition of the FNX group, GL TRADE SA undertook that at each consolidated accounts approval date:

•	consolidated net debt to equity would be maintained at 1 to 1 or lower;

•	the ratio of its consolidated net debt to consolidated gross operating income would remain below 3.5;

•	consolidated net equity to consolidated total assets would remain above 20%;

•	consolidated net cash would remain above €15 million.

All these covenants were met at as at 31 December 2007.

Early redemption of LCL and CALYON loans

GL TRADE SA may, at each interest payment date, make a full early reimbursement of the borrowing, solely by making payment to the banks of:

•	the outstanding principal due under the loan,

•	accrued interest on the loan,

•	the re-application indemnity due under the loan agreement,

•	all other sums due under the loan agreement.

Contingent liabilities

GLESIA:

As part of SIA’s purchase of an equity stake in GLESIA, formerly GL TRADE Italia, GL TRADE SA (51% owner) and SIA (49% owner) renewed their agreement for a three-year period from 1 January 2007, with the following main provisions:

•	SIA granted GLESIA non-exclusive distribution rights for its GAM and FinestWay products;

•	SIA provided GLESIA with all Facility Management and Help Desk services.

The General Meeting of Shareholders held in April 2008 for the 2007 financial year approved the payment of a €1,379,000 dividend, of which €703,000 was for GL TRADE SA. It was paid out in May 2008. There are no further preferred dividends to be paid from the 2007 financial year onwards.

As a reminder, under the terms of the new agreement, SIA and GL TRADE SA agreed that if one of the parties decides to terminate the agreement, SIA will sell its shares in Glesia, and GL TRADE SA will be obliged to purchase them at a price determined as follows: (0.49 x EBIT x n—net liabilities), where n is 4.2x if GL TRADE SA terminates the contract and 2.5x if SIA terminates the contract. This commitment was recognised under the Group’s non-current financial liabilities.

FNX group

Earn-out clause

The acquisition price for FNX will be increased by an amount based on 2007 revenue, backlog and 2008 FNX group, and GL Settle Inc.’s revenue.

This earn-out payment is capped at a maximum of US$5,000,000 at year-end 2007. Given the results recorded by the FNX business, no earn-out payment is due in respect of this period.

The earn-out payment is capped at a maximum of US$7,500,000 at year-end 2008 and payable during the second quarter of 2009. At 31 December 2007, a liability of US$2,500,000, i.e. €1,698,000, was recognised in respect of this item (excluding the unwinding of the discount). The discounted value of the liability stood at €1,607,000 at 31 December 2007. Given the results recorded by the FNX business, no provision was booked for an earn-out payment at 30 June 2008. The existing liability at 31 December 2007 was cancelled.

FERMAT

Earn-out clause

The disposal price set in the sale agreement for FERMAT distribution agreement will be increased by 10% of the amount of services performed in 2007 by the FERMAT group in Germany and Austria, or for its existing customers at the date of the discontinuation of the business, capped at €500,000. Where appropriate, Fermat will make any earn-out payment during the first half of 2008.

A balance of €250,000 on the initial price is also due by FERMAT in the first quarter of 2009. At this stage of the year, no earn-out payments have been recognised in the financial statements.

INFOTEC group

Put Option clause

On 1 July 2007, GL TRADE SA acquired more than 90% of the shares in Swiss company INFOTEC SA. Each minority shareholder undertook to sell its shares on the terms set out below, and GL TRADE SA took a put option to buy out the Infotec SA shares held by minorities in 2009.

The share disposal price depends on the turnover growth of the INFOTEC business in 2007 and 2008, and on EBIT margin for 2008.

The total consideration for the shares may not exceed CHF6 million and will be paid in the second quarter of 2009.

At 30 June 2008, this liability was recognised at a value of CHF4.5 million, i.e. €2,803,000 (excluding the discounting effect) in the Group’s financial statements. The discounted value of this liability amounts to €2,720,000 at 30 June 2008.

The merger of INFOTEC SA into GL TRADE Suisse SA, formerly GL TRADE Schweiz AG, did not change the terms of the undertaking.

DECISION SOFTWARe Inc.

Earn-out clause

The acquisition price will be increased by an amount depending on revenue from new contracts signed in 2008 and is capped at US$2 million.

At 30 June 2008, a US$2m liability, i.e. €1,269,000, was recognised (excluding the discounting effect). The discounted value of this liability stands at €1,231,000 at 30 June 2008. The definitive amount will be payable in the first quarter of 2009.

NEXFI

Promise to sell

In connection with the acquisition of a 30% interest in NEXFI by GL TRADE SA, a shareholders’ agreement was signed on 18 February 2008. In Article 3 of which NEXFI’s Founders have a put option to sell to GL all their shares in GL TRADE SA.

It is stated that this promise to sell granted by the founders will have to be exercised by GL TRADE SA during the second quarter of 2010, with the effective sale of the shares taking place during the first half of 2011 within 15 days of the approval of NEXFI’s financial statements for the year ending on 31 December 2010.

The cost of each Share will be correspond to the value of NEXFI group, to be calculated by multiplying the 2010 financial year revenue, in line with GL’s GAAP, by a factor (“the Multiple”) as described in the shareholders’ agreement, adjusted by the amount of Nexfi’s working capital at the date on which the transaction took place, this value will be divided by the total number of Shares in NEXFI’s share capital at the completion date of the transaction.

To the best of the Company’s knowledge, there are no significant off-balance sheet commitments other than those presented in this note.

Note 22 - Events occurring after the balance sheet date

•

On 1 October 2008, SunGard Data Systems LLC, a global leader in software and processing solutions for financial services, higher education and the public sector, completed its acquisition of a majority interest in GL TRADE. SunGard acquired from Euronext Paris S.A. and GL TRADE’s three founders, Messrs. Pierre Gatignol, Louis-Christophe Laurent and Frédéric Morin, together with entities controlled by them, 6,200,030 shares of GL TRADE, representing 64.51% of GL TRADE’s share capital, at a price of €41.70 per share. The transaction puts a value of €400.7 million on 100% of GL TRADE’s share capital (excluding the effect of outstanding stock options).

In accordance with the AMF General Regulation (“règlement général de l’AMF”), Paris-based Oddo Corporate Finance launched on SunGard’s behalf an all-cash tender offer under the simplified procedure (“offre publique d’achat simplifiée”) for the remainder of GL TRADE’s share capital at the same price of €41.70 per share. At 28 November 2008, SunGard owns approximately 99% of GL TRADE.

•	In connection with SunGard’s acquisition of GL Trade, the loan from the parent company, EURONEXT PARIS, was fully repaid.